UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2007
___________

MAXIMUS, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-12997 (Commission File Number)	54-1000588 (I.R.S. Employer Identification No.)

11419 Sunset Hills Road, Reston, Virginia (Address of principal executive offices)	20190-5207 (Zip Code)

Registrant’s telephone number, including area code:  (703) 251-8500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 15, 2007, MAXIMUS, Inc. (the "Company") entered into an accelerated share repurchase agreement (ASR) with UBS AG, London Branch (UBS). Under the ASR, the Company purchased 3,758,456 shares of its common stock from UBS at a price per share of $39.91.  This transaction is subject to a market price adjustment provision based on the volume weighted average market trading price during the term of the ASR.  If the Company is obligated to UBS on any settlement date during the term of the agreement, the Company may elect to settle in cash or in shares of its common stock.  The foregoing description of the ASR agreement is qualified in its entirety by the text of such agreement which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On November 14, 2007, the Company issued a press release announcing its financial results for the quarter and fiscal year ended September 30, 2007. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 2.02.

On November 15, 2007, the Company held a conference call with respect to these financial results. The conference call was open to the public. The transcript and slide presentation that accompanied the call are furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference into this Item 2.02.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Purchase Agreement between MAXIMUS, Inc. and UBS AG, London Branch, dated November 15, 2007*
99.1	Press release dated November 14, 2007
99.2	Conference call transcript and slide presentation for Earnings Call – November 15, 2007

*  Confidential portions of this exhibit have been redacted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIMUS, Inc.

Date: November 20, 2007	By:	/s/ David R. Francis
David R. Francis
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase Agreement between MAXIMUS, Inc. and UBS AG, London Branch, dated November 15, 2007*
99.1	Press release dated November 14, 2007
99.2	Conference call transcript and slide presentation for Earnings Call – November 15, 2007

*  Confidential portions of this exhibit have been redacted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.